EXHIBIT 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 2 to the Annual Report on Form 10-KSB/A of New World Brands, Inc. (the “Company”) for the year ended December 31, 2007, as filed with the Securities and Exchange Commission on the date therein specified (the “Report”), the undersigned, Shehryar Wahid, Chief Financial Officer of the Company, certifies pursuant to 18 U.S.C. Section 1350 as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 24, 2008	/s/ Shehryar Wahid
Shehryar Wahid
Chief Financial Officer, Secretary, Treasurer, and Chief Operations Officer
(principal financial and principal accounting officer)